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                                     FORUM FUNDS

                                 OAK HALL EQUITY FUND

                   Supplement to Prospectus Dated November 25, 1996


    Effective January 1, 1997, Ed Cimilluca, President and Chief Investment Officer of the Adviser, will be the Fund's portfolio manager. Prior to his association with the Adviser, Mr. Cimilluca was Director of Research at J. & W. Seligman and prior thereto was a Managing Director of Lehman Brothers, Inc. Mr. Cimilluca has approximately 25 years in the investment management business. His approach to investing is consistent with the Fund's emphasis on value investing in out-of-favor sectors of the market.






December 30, 1996